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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 10, 1998
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                        (Date of earliest event reported)



                        Miami Computer Supply Corporation
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             (Exact name of registrant as specified in its charter)


            Ohio                        000-21561                31-1001529
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                         45429
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(Address of principal executive offices)                         (Zip Code)


                                 (937) 291-8282
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages
                         Exhibit Index appears on Page 3

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Miami Computer Supply Corporation
Form 8-K
Page 3

ITEM 2.  Acquisition or Disposition of Assets

         On December 10, 1998, Miami Computer Supply Corporation (the "Company"), through a newly created wholly-owned Canadian subsidiary established for that purpose, closed its acquisition of certain assets and certain liabilities of the computer supply business (the "Business") of Axidata Inc., a wholly-owned subsidiary of Abitibi-Consolidated Inc. ("ACI"). In addition the Company loaned ACI Cdn$31,777,000, an amount equal to the net accounts receivable of the acquired business. ACI has agreed to permit the Company to reduce this loan using customer payments of these receivables. At the end of a 120 day period after closing, ACI will assume any unpaid receivables and pay the Company the amount of any unpaid receivables. The assets acquired primarily included inventories and property and equipment while the primary liabilities assumed included accounts payable, bank debt, and accrued liabilities related to the ongoing Business. The purchase price for the acquisition was Cdn$28,223,000 in cash, and related out-of-pocket expenses. The purchase price was funded from the Company's lending arrangement with PNC Bank, N.A.. See Exhibit 2(i).

         Other than these transactions, there is no material relationship between the Company and Axidata Inc. or its sole stockholder.

         The Business of Axidata Inc. acquired thereby consists primarily of the sale and distribution of computer supplies and accessories.

         Effective December 1, 1998, the Company entered into an Amended and Restated Credit Agreement with PNC Bank, N.A. as Administrative Agent, National City Bank as Documentation Agent, and Key Corporate Capital Inc., NBD Bank, N.A. and Starbank, N.A. for a $125.0 million line of credit (the "Credit Facility"). The Credit Facility provides, among other things, that the Company will not: (i) change the nature of its business; (ii) acquire the property or assets of any person, other than permitted acquisitions that comply with the financial covenants of the Credit Facility; (iii) incur other indebtedness, except for certain capital leases up to $10 million, certain guarantees and certain existing indebtedness; (iv) pay cash dividends; or (v) violate certain financial covenants. See Exhibit 2(ii).

ITEM 7.  Financial Statements and Exhibits

Financial Statements and Pro Forma Data:

         (a)-(b) The audited financial statements of the Business required by this Item and the Unaudited Pro Forma Financial Information required by this Item are not yet available and will be filed by the Company on an amendment to this Form 8-K not later than 60 days after the required date of the filing of this Form 8-K in accordance with Item 7(a)(4) of the Form 8-K.


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Miami Computer Supply Corporation
Form 8-K
Page 4


Exhibits:

   Exhibit Number                     Description
   --------------                     -----------

       2(i) Asset Purchase Agreement ("Agreement"), dated as of November 17, 1998, by and among the Company, 3553906 Canada Inc. (a wholly- owned subsidiary of the Company), Abitibi-Consolidated Inc. and Axidata Inc. (a wholly- owned subsidiary of Abitibi-Consolidated Inc.).

       2(ii)      Amended and Restated Credit Agreement dated as of December 1,
                  1998.

       20(i) Press Release issued by the Company on November 17, 1998 with respect to the execution of the Agreement.

       20(ii) Press Release issued by the Company on December 11, 1998 with respect to the closing of the Agreement.

       99 Safe Harbor Under the Private Securities Litigation Reform Act of 1995.





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Miami Computer Supply Corporation
Form 8-K
Page 5
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MIAMI COMPUTER SUPPLY CORPORATION



Date:  December 11, 1998         By: /s/ Ira H. Stanley
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                                     Ira H. Stanley
                                     Vice President and Chief Financial Officer